UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 12, 2005

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                 0-20859                 75-2287752
(State or other jurisdiction  (Commission File Number)     (IRS Employer
        of incorporation)                                 Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On January 12, 2005, the Compensation Committee of the Board of Directors of Geron Corporation (the "Company") approved bonus payments for fiscal year 2004 in the form of shares of the Company's Common Stock for the following executive officers in the amounts set forth opposite the name of each executive officer.

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Name                                 Bonus Amount
----------------------------------------------------------------------------
  David J. Earp, J.D., Ph.D.         11,766 shares of Common Stock
----------------------------------------------------------------------------
  David L. Greenwood                 17,135 shares of Common Stock
----------------------------------------------------------------------------
  Calvin B. Harley, Ph.D.            9,929 shares of Common Stock
----------------------------------------------------------------------------
  Melissa A. Kelly                   8,648 shares of Common Stock
----------------------------------------------------------------------------
  Jane S. Lebkowski, Ph.D.           11,680 shares of Common Stock
----------------------------------------------------------------------------
  Thomas B. Okarma, M.D., Ph.D.      28,891 shares of Common Stock
----------------------------------------------------------------------------

         Bonus payments for fiscal year 2004 in the form of the Company's Common Stock were also approved for other employees of the Company. All stock bonuses for the Company's executive officers and employees were issued pursuant to the terms of the Company's 2002 Equity Incentive Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GERON CORPORATION



Date: January 14, 2005              By: /s/ David L. Greenwood
                                        -------------------------------
                                            David L. Greenwood
                                            Executive Vice President and
                                            Chief Financial Officer